[Scudder Investments logo]

Scudder New York Tax-Free Income Fund

Class S Shares

Semiannual Report

February 28, 2002

Contents

<Click Here> Letter from the Fund's Chairperson

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder New York Tax-Free Income Fund	Ticker Symbol	Fund Number
Class S	SNWYX	326

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's Chairperson

[Photograph of Lin Coughlin]
Dear Shareholder,

Making correct investment decisions is always difficult. This is never more true than at times such as these, when the market's preference for specific asset classes is constantly shifting. That's why we continue to encourage investors to diversify their portfolios, even at times when a particular asset class is performing well.

Although it was not long ago that the potential of stocks seemed limitless, bonds, as a group, have outperformed stocks by a wide margin over not just the past six months, but over the past two years as well. This does not, of course, mean investors should sell all their stock investments and move entirely into bonds. After all, stocks have outperformed bonds in many individual years and over extended periods of time. However, the recent outperformance of bonds illustrates why fixed-income investments should continue to play a role in most shareholder portfolios. Among the many lessons the past six months has taught us is that bonds can provide investors with much-needed stability and diversification in periods of market turmoil. For this reason, we encourage you to remain focused on the importance of holding bonds in your portfolio.

Thank you for your continued investment in Scudder New York Tax-Free Income Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
Chairperson
Scudder New York Tax-Free Income Fund

Web site: myScudder.com	Toll-free: 1-800-SCUDDER

Performance Summary February 28, 2002

Total Returns
Scudder New York Tax-Free Income Fund	6-Month	Life of Class*
Class S	1.17%	4.95%
Lehman Brothers Municipal Bond Index++	1.99%	5.20%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/02	$ 10.91
8/31/01	$ 11.03
Distribution Information: Six Months: Income Dividends	$ .24
February Income Dividend	$ .038
SEC 30-day Yield+	3.12%
Current Annualized Distribution Rate+	4.56%
Tax Equivalent Yield+	5.46%

* On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin June 30, 2001.
+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.81% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Scudder New York Tax-Free Income Fund's management team of Philip G. Condon and Ashton P. Goodfield, co-lead portfolio managers, discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform in the six-month period ending February 28, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues slightly underperformed taxable bonds on a pre-tax basis. The Lehman Brothers Municipal Bond Index, which invests in issues from municipalities throughout the United States, gained 1.99 percent during the period. (See table below.)

Q: How did Scudder New York Tax-Free Income Fund perform during the period?

A: Scudder New York Tax-Free Income Fund delivered 1.17 percent (Class S shares) during the reporting period, outperforming its typical peer in the New York Municipal Debt Funds category, which returned 0.87 percent, according to Lipper, Inc.

Both municipal and taxable yields were volatile over the last six months. Following the Federal Reserve Board's three separate 50 basis-point cuts to interest rates in September, October and November, the yield curve between two years and 10 years steepened dramatically in both municipal bonds and U.S. Treasury bonds. (The yield curve represents yields for bonds with different maturities.)

Municipal bonds deliver solid relative results
Index	Return (6 months ending 2/28/02)
Lehman Brothers Municipal Bond Index	1.99%
Lehman Brothers Corporate Bond Index	2.37%
Lehman Brothers High-Yield Index	-2.03%
S&P 500 Index	-1.69%
Nasdaq	-4.09%

As the economy appeared to be bouncing back in early 2002, shorter-maturity issues saw their rates fall further. The overall yield curve steepened, and municipal bonds with maturities in the range of five to 10 years rallied the most. Our overall focus on intermediate-term issues with solid credit quality benefited performance over the course of the six-month period due to the strong performance of the two to 10-year part of the yield curve.

Q: What impact did the events of September 11 have on New York City credits?

A: New York City's general obligation bonds relative to other similarly rated municipal bonds were trading at very strong levels prior to September 11. While New York City general obligation bond spreads did widen in the aftermath of September 11, the impact to New York City general obligation bonds and other credits was not grave.

Bonds issued by airports did struggle following September 11, as Americans scaled back travel and tourism slowed. We have kept our exposure to airport bonds on the low side and also sold some of our airport bonds during the period. We currently have about 5 percent of the fund's portfolio invested in bonds associated with airports.

Q: How have you positioned Scudder New York Tax-Free Income Fund for the road ahead?

A: Going forward, we are positioning the fund for more fluctuations in the municipal bond yield curve. We believe the yield curve will continue to flatten as the U.S. economy rights itself from the recession and begins to see growth rates increase. As a result, we have begun to purchase some longer-term intermediate issues, as we currently believe they stand to benefit from the shifting yield curve. Since the five-year area of the yield curve has performed so well, we are also reducing our exposure to those issues in anticipation of the yield curve flattening. We have been keeping our eyes open for solid airline-associated issues that are selling at reduced levels following September 11.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation..

Portfolio Summary February 28, 2002

Portfolio Composition	2/28/02	8/31/01

Revenue Bonds	58%	56%
U.S. Government Secured	2%	2%
General Obligation Bonds	40%	42%
	100%	100%

Quality	2/28/02	8/31/01

AAA	60%	66%
AA	9%	4%
A	20%	20%
BBB	3%	3%
BB	-	1%
Not Rated	8%	6%
	100%	100%

Effective Maturity	2/28/02	8/31/01

1-10 years	59%	66%
11-20 years	38%	31%
21+ years	3%	3%
	100%	100%

Interest Rate Sensitivity	2/28/02	8/31/01

Average Maturity	9.6 years	9.3 years
Duration	7.7 years	7.7 years

Portfolio Composition, Quality, Effective Maturity and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.8%
New York 89.7%
34th Street Partnership, Inc., NY, Sales & Special Tax Revenue, 5.5%, 1/1/2014	1,900,000	1,963,930
Albany County, NY, Airport Revenue, AMT:
5.375%, 12/15/2017 (b)	1,000,000	1,038,610
5.5%, 12/15/2019 (b)	1,000,000	1,035,470
Albany, NY, Other GO, 7.0%, 1/15/2008 (b)	10,000	10,151
Babylon, NY, Other GO, Series A, Zero Coupon, 8/1/2007 (b)	735,000	613,549
Battery Park, NY, Battery Park City Authority, Prerefunded, 8.625%, 6/1/2023	10,000	11,873
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,042,340
Buffalo, NY, Core City GO, 5.375%, 2/1/2016 (b)	1,020,000	1,084,586
Buffalo, NY, Other GO, School Improvement, Series D, 5.5%, 12/15/2015 (b)	1,000,000	1,094,630
Buffalo, NY, State Agency (GO) Lease, Public Improvement, Series D, 5.75%, 12/1/2012	1,000,000	1,119,830
Chautauqua County, NY, County GO:
7.3%, 4/1/2008 (b)	575,000	694,261
7.3%, 4/1/2009 (b)	575,000	702,736
Erie County, NY, County GO, Public Improvement, 6.125%, 1/15/2012 (b)	590,000	685,969
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,500,000	1,615,035
Islip, NY, Higher Education Revenue, New York Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,785,120
Long Island, NY, Electric Revenue, Power Authority:
Series A, 5.0%, 12/1/2018 (b)	4,000,000	4,057,800
Series A, 5.5%, 12/1/2013 (b)	3,000,000	3,348,420
Long Island, NY, Electric Revenue, Power Authority:
Zero Coupon, 6/1/2012	10,000,000	6,518,800
Zero Coupon, 6/1/2014 (b)	2,115,000	1,227,948
Monroe County, NY, County (GO) Lease, 6.0%, 3/1/2015	1,250,000	1,451,213
Monroe County, NY, County GO:
6.0%, 3/1/2013	1,050,000	1,215,722
6.0%, 3/1/2014	1,040,000	1,207,128
6.0%, 3/1/2017	1,410,000	1,629,763
6.0%, 3/1/2018	1,130,000	1,300,189
Montgomery, NY, School District GO, Valley Central School District, 7.15%, 6/15/2008 (b)	625,000	753,194
Nassau County, NY, County GO:
Series A, 6.0%, 7/1/2012 (b)	705,000	813,401
Series A, 6.0%, 7/1/2013 (b)	710,000	820,504
Series F, 7.0%, 3/1/2010	4,445,000	5,390,096
Nassau County, NY, Sales & Special Tax Revenue, Interim Finance Authority, Series A, 5.75%, 11/15/2015	1,500,000	1,652,565
New York, Core City (REV) Lease, Health Facilities Authority, 6.375%, 11/1/2004	1,500,000	1,649,925
New York, County (GO) Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,712,056
New York, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016	115,000	142,846
New York, Dormitory Authority, State University Educational Facilities, Series A, Prerefunded, 7.25%, 5/15/2018	155,000	160,027
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	254,114
New York, Higher Education Revenue, Dormitory Authority:
Series C, 5.75%, 5/15/2017 (b)	2,000,000	2,255,400
Series C, 7.375%, 5/15/2010	785,000	922,030
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	270,337
Series B, 7.5%, 5/15/2011	675,000	805,802
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	409,997
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (b)	900,000	1,043,019
6.0%, 7/1/2021 (b)	850,000	974,619
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,078,150
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (b)	790,000	801,897
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (b)	1,375,000	1,458,916
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (b)	1,000,000	1,083,850
Series 1, 5.5%, 7/1/2031 (b)	3,000,000	3,269,970
Series A, 5.75%, 7/1/2027 (b)	3,000,000	3,367,590
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (b)	5,000	5,884
6.5%, 7/1/2011 (b)	760,000	908,481
6.5%, 7/1/2012 (b)	500,000	601,460
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (b)	1,000,000	1,070,400
New York, Higher Education Revenue, Urban Development Corp., Syracuse University Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	4,960,440
5.5%, 1/1/2017	4,890,000	5,328,975
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (b)	1,825,000	2,070,992
New York, Hospital & Healthcare Revenue, Dormitory Authority, Nyack Hospital:
6.0%, 7/1/2006	1,000,000	904,270
6.25%, 7/1/2013	500,000	412,720
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023 (b)	3,000,000	3,250,980
New York, Multi Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	1,500,000	1,544,250
New York, Sales & Special Tax Revenue, Local Government Assistance Corp., Series C, 5.5%, 4/1/2017	6,000,000	6,572,400
New York, Sales & Special Tax Revenue, Local Government Assistance Corp., Capital Appreciation, Series B, Zero Coupon, 4/1/2009 (b)	5,980,000	4,574,162
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.25%, 4/1/2016	2,000,000	2,111,580
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.125%, 11/15/2014	2,000,000	2,281,740
New York, Single Family Housing Revenue, Mortgage Agency, AMT, Series 56, 6.45%, 10/1/2021	4,000,000	4,253,200
New York, State (GO) Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2013 (b)	4,100,000	4,662,520
5.75%, 7/1/2018	2,250,000	2,524,095
Series D, 7.0%, 7/1/2009	2,200,000	2,505,800
New York, State (GO) Lease, Dormitory Authority, Mental Health Services Facilities, 5.75%, 8/15/2012	2,000,000	2,179,060
New York, State (GO) Lease, Dormitory Authority, Special Activities School Districts:
5.25%, 7/1/2012	1,350,000	1,467,990
5.25%, 7/1/2015 (b)	1,000,000	1,061,720
New York, State (GO) Lease, Dormitory Authority, State University Educational Facilities:
5.75%, 5/15/2012 (b)	3,000,000	3,384,810
5.875%, 5/15/2017 (b)	2,325,000	2,659,010
New York, State (GO) Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,866,311
New York, State (GO) Lease, Medical Care Facilities Finance Agency, Mental Health Services Facilities, Series D, 7.4%, 2/15/2018	90,000	92,232
New York, State (GO) Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,516,872
New York, State (REV) Lease, Urban Development Corp., Correctional Capital Facilities, 5.125%, 4/1/2016 (b)	2,525,000	2,629,636
New York, State Agency (GO) Lease, Dormitory Authority, City University System:
5.625%, 7/1/2016 (b)	1,100,000	1,231,516
Series A, 5.75%, 7/1/2009 (b)	1,000,000	1,128,970
Series A, 5.75%, 7/1/2018 (b)	2,000,000	2,233,880
6.0%, 7/1/2010	1,000,000	1,100,190
New York, State Agency (GO) Lease, Dormitory Authority, Pooled Capital Program, 7.8%, 12/1/2005 (b)	340,000	347,021
New York, State Agency (GO) Lease, Dormitory Authority, State University Educational Facilities:
5.25%, 5/15/2018 (b)	3,000,000	3,128,490
Series B, 5.375%, 7/1/2019	1,980,000	2,060,467
Series A, 5.875%, 5/15/2011	2,250,000	2,569,523
New York, State Agency (GO) Lease, Thruway Authority, Capital Appreciation, Series A, Zero Coupon, 1/1/2006	2,905,000	2,560,293
New York, State Agency (GO) Lease, Thruway Authority, Local Highway and Bridges, 5.25%, 4/1/2013 (b)	2,400,000	2,550,816
New York, State Agency (GO) Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014	2,000,000	2,219,780
New York, State Agency (REV) Lease, Local Government Assistance Corp., Series E, 5.25%, 4/1/2016 (b)	1,185,000	1,278,888
New York, State Agency (REV) Lease, Urban Development Corp., Correctional Facilities, Series B, 5.25%, 1/1/2013 (b)	1,700,000	1,816,314
New York, State GO, Series F, 5.25%, 9/15/2013	1,000,000	1,064,500
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority, Series A, 5.25%, 1/1/2018	2,000,000	2,076,960
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series Q, 5.125%, 7/1/2012 (b)	5,000,000	5,307,100
Series C, 5.125%, 7/1/2013 (b)	4,000,000	4,254,440
6.0%, 7/1/2016	7,750,000	8,435,410
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, Inverse Floater, Series B, 8.8%, 6/30/2002**	8,000,000	9,078,160
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, 6.125%, 1/1/2021	7,205,000	8,355,062
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (b)	3,695,000	4,344,322
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control:
Series E, 6.5%, 6/15/2014	90,000	92,190
Series D, 6.9%, 5/15/2015	665,000	750,286
New York and New Jersey, Airport Revenue, JFK International Air Terminal 6, Special Obligation, 6.25%, 12/1/2015 (b)	8,000,000	9,285,040
New York and New Jersey, Port Authority Revenue, JFK International Air Terminal, Special Obligation:
6.25%, 12/1/2010 (b)	2,500,000	2,863,250
6.25%, 12/1/2011 (b)	2,500,000	2,875,300
New York and New Jersey, Port Authority Revenue, Special Obligation, Series 4, 7.0%, 10/1/2007	3,500,000	3,673,215
New York City, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (b)	885,000	933,454
New York City, NY, Core City GO:
Series H, 5.125%, 8/1/2018 (b)	3,405,000	3,479,638
Series L, 5.625%, 8/1/2007	5,550,000	6,074,309
Series H, 6.0%, 8/1/2014	2,500,000	2,690,150
Series A, 6.25%, 8/1/2009	5,175,000	5,781,665
Series A, 7.0%, 8/1/2006	5,000,000	5,723,150
Series B, 7.25%, 8/15/2007	2,250,000	2,630,678
New York City, NY, Core City GO, Public Improvement:
Series I, 6.0%, 4/15/2009	2,000,000	2,186,660
Series B, 8.25%, 6/1/2006	2,750,000	3,267,165
New York City, NY, Core City GO, Series F, Zero Coupon, 8/1/2008 (b)	6,755,000	5,347,123
New York City, NY, Core City GO, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,585,005
New York City, NY, Hospital & Healthcare Revenue, Industrial Development Agency, Staten Island University Hospital Project, Series B, 6.375%, 7/1/2031	1,500,000	1,503,435
New York City, NY, Project Revenue, Industrial Development Agency, YMCA Greater New York Project:
5.8%, 8/1/2016	1,000,000	1,025,590
5.85%, 8/1/2008	600,000	647,550
New York City, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series C, 5.0%, 5/1/2017	4,000,000	4,083,840
Series A, 5.25%, 11/15/2013	500,000	532,360
Series A, 5.75%, 8/15/2011	3,000,000	3,355,080
New York City, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Future Tax Secured, Series B, 5.5%, 2/1/2017	1,000,000	1,072,270
New York City, NY, State Agency (REV) Lease, Dormitory Authority, Inverse Floater, Series 310, 10.89%, 2/15/2010** (b)	2,500,000	3,303,750
New York City, NY, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water and Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,329,851
Series C, 5.25%, 6/15/2015	5,330,000	5,691,161
Series B, 5.25%, 6/15/2016	6,000,000	6,390,120
New York City, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Inverse Floater, Rites-PA 838, 9.728%, 6/15/2016**	5,000,000	5,837,400
New York City, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	2,400,400
Niagara County, NY, County GO, 7.1%, 2/15/2011 (b)	500,000	618,125
Niagara County, NY, Industrial Development Revenue, Series D, 5.55%, 11/15/2024	3,760,000	3,823,469
Niagara Falls, NY, Other GO, Water Treatment Plant:
7.0%, 11/1/2012 (b)	1,000,000	1,129,180
7.25%, 11/1/2011 (b)	215,000	265,809
Niagara Falls, NY, Other GO, Water Treatment Plant, AMT:
8.5%, 11/1/2005 (b)	2,140,000	2,555,010
8.5%, 11/1/2006 (b)	1,240,000	1,522,571
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (b)	10,720,000	11,649,960
North Babylon, NY, School District GO, 5.25%, 1/15/2016 (b)	1,605,000	1,686,839
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (b)	500,000	548,530
5.5%, 4/1/2014 (b)	1,000,000	1,094,880
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	1,793,680
5.7%, 1/1/2028	3,750,000	3,186,600
Shenendehowa, NY, School District GO, Central School District, Clifton Park:
6.85%, 6/15/2008 (b)	350,000	414,141
6.85%, 6/15/2009 (b)	350,000	418,065
Tompkins County, NY, Higher Education Revenue, Industrial Development Agency, Cornell University, 6.0%, 7/1/2017	1,100,000	1,292,962
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Series B, Zero Coupon, 1/15/2007 (b)	650,000	552,838
Series B, Zero Coupon, 7/15/2007 (b)	650,000	543,426
Series B, Zero Coupon, 1/15/2008 (b)	750,000	609,278
Ulster County, NY, Resource Recovery Revenue, 6.0%, 3/1/2014	3,000,000	3,099,270
Westchester County, NY, County GO, Health Facilities Finance Authority, 5.25%, 11/1/2011	3,000,000	3,296,640
		348,601,828
Puerto Rico 8.2%
Puerto Rico, Electric Revenue, Electric Power Authority:
5.375%, 7/1/2016	6,500,000	7,128,355
6.0%, 7/1/2012 (b)	4,020,000	4,700,827
Puerto Rico, Municipal Finance Agency, Inverse Floater, Rites-PA 645A, 10.267%, 8/1/2012** (b)	1,500,000	1,855,605
Puerto Rico, Other GO, Public Improvements, Inverse Floater, Rites-PA 944B, 9.728%, 7/1/2016** (b)	3,375,000	4,046,591
Puerto Rico, Public Improvements, Zero Coupon, 7/1/2008	1,000,000	786,650
Puerto Rico, Public Improvements, 5.5%, 7/1/2013 (b)(c)	5,000,000	5,572,550
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018	2,750,000	3,200,835
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Series E, 5.5%, 7/1/2019	4,000,000	4,409,000
		31,700,413
Virgin Islands 0.9%
Virgin Islands, Public Finance Authority, Mortgage Fund Loan Notes, Series A, ETM, 7.0%, 10/1/2002	500,000	516,750
Virgin Islands, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,140,880
		3,657,630
Total Long-Term Municipal Investments (Cost $354,048,621)		383,959,871

Short-Term Municipal Investments* 1.2%
New York
New York, Energy Research and Development Authority, Daily Demand Note, 1.25%, 12/1/2025	2,500,000	2,500,000
New York City, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Daily Demand Note, 1.15%, 6/15/2024 (b)	2,250,000	2,250,000
Total Short-Term Municipal Investments (Cost $4,750,000)		4,750,000
Total Investment Portfolio - 100.0% (Cost $358,798,621) (a)		388,709,871

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of February 28, 2002.
** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of February 28, 2002.
(a) The cost for federal income tax purposes was $358,512,671. At February 28, 2002, net unrealized appreciation for all securities based on tax cost was $30,197,200. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,209,793 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,012,593.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.
(c) When-issued or forward delivery securities (see Notes to Financial Statements).
AMT: Subject to alternative minimum tax
ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.
Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $358,798,621)	$ 388,709,871
Cash	906,999
Interest receivable	4,588,986
Receivable for Fund shares sold	2,064,508
Total assets	396,270,364
Liabilities
Payable for when-issued and forward delivery securities	5,283,100
Dividends payable	192,490
Payable for Fund shares redeemed	1,238,692
Accrued management fee	170,944
Other accrued expenses and payables	132,792
Total liabilities	7,018,018
Net assets, at value	$ 389,252,346
Net Assets
Net assets consist of: Undistributed net investment income	63,780
Net unrealized appreciation (depreciation) on investments	29,911,250
Accumulated net realized gain (loss)	(6,778,663)
Paid-in capital	366,055,979
Net assets, at value	$ 389,252,346

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($185,721,188 / 17,029,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Class A Net Asset Value and redemption price per share ($186,382,721 / 17,087,940 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Maximum offering price per share (100 / 95.5 of $10.91)	$ 11.42
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,631,541 / 1,156,451 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.92
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,516,896 / 414,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income
Income: Interest	$ 10,042,563
Expenses: Management fee	1,031,158
Administrative fee	265,477
Distribution service fees	262,070
Trustees' fees and expenses	13,704
Other	6,947
Total expenses, before expense reductions	1,579,356
Expense reductions	(2,747)
Total expenses, after expense reductions	1,576,609
Net investment income	8,465,954
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,391,381
Futures	6,075
3,397,456
Net unrealized appreciation (depreciation) during the period on investments	(7,678,571)
Net gain (loss) on investment transactions	(4,281,115)
Net increase (decrease) in net assets resulting from operations	$ 4,184,839

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 8,465,954	$ 10,733,831
Net realized gain (loss) on investment transactions	3,397,456	758,620
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,678,571)	17,141,669
Net increase (decrease) in net assets resulting from operations	4,184,839	28,634,120
Distributions to shareholders from: Net investment income:
Class S	(4,118,048)	(1,719,183)
Class A	(4,021,909)	(8,422,968)
Class B	(226,722)	(454,808)
Class C	(73,345)	(131,604)
Fund share transactions: Proceeds from shares sold	54,419,328	40,709,793
Net assets acquired in tax-free reorganization	-	184,196,455
Reinvestment of distributions	5,548,074	6,588,929
Cost of shares redeemed	(60,174,570)	(71,827,632)
Net increase (decrease) in net assets from Fund share transactions	(207,168)	159,667,545
Increase (decrease) in net assets	(4,462,353)	177,573,102
Net assets at beginning of period	393,714,699	216,141,597
Net assets at end of period (including undistributed net investment income of $63,780 and $37,850, respectively)	$ 389,252,346	$ 393,714,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S

	2002[a,c]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 10.73
Income (loss) from investment operations: Net investment income	.24	.10
Net realized and unrealized gain (loss) on investment transactions	(.12)	.30
Total from investment operations	.12	.40
Less distributions from: Net investment income	(.24)	(.10)
Net asset value, end of period	$ 10.91	$ 11.03
Total Return (%)	1.17**	3.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	188
Ratio of expenses before expense reductions (%)	.70*	.75*
Ratio of expenses after expense reductions (%)	.70*	.72*
Ratio of net investment income (%)	4.55*	4.50*
Portfolio turnover rate (%)	21*	17

a For the six months ended February 28, 2002 (Unaudited).
b For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.
c As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $.002, decrease net realized and unrealized gain (loss) per share by $.002, and increase the ratio of net investment income to average net assets from 4.52% to 4.55%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $9,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2002 ($2,381,000), August 31, 2006 ($1,478,000), August 31, 2007 ($1,229,000), August 31, 2008 ($2,538,000) and August 31, 2009 ($2,161,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to the Fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $40,694,165 and $45,730,478, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. On April 5, 2002, ZSI was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.125%, 0.175% and 0.15% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class S	$ 136,815	$ 23,428
Class A	114,263	19,045
Class B	11,253	1,916
Class C	3,146	570
	$ 265,477	$ 44,959

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 48,229	$ 8,102
Class C	15,731	2,660
	$ 63,960	$ 10,762

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 177,020	$ 30,281
Class B	15,846	2,665
Class C	5,244	881
	$ 198,110	$ 33,827

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 aggregated $12,733.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, the CDSC for Class B and C shares was $12,925 and $130, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,301,980	$ 14,109,619	392,187	$ 4,217,080*
Class A	3,564,122	38,708,738	3,081,226	32,732,888
Class B	81,214	882,174	281,343	2,998,578
Class C	66,404	718,797	71,324	761,247
		$ 54,419,328		$ 40,709,793
Shares issued in tax-free reorganization
Class S	-	$ -	17,166,420	$ 184,196,455
Shares issued to shareholders in reinvestments of distributions
Class S	273,053	$ 2,945,655	106,562	$ 1,158,520*
Class A	223,498	2,412,076	478,257	5,084,505
Class B	12,174	131,562	23,360	248,913
Class C	5,450	58,781	9,116	96,991
		$ 5,548,074		$ 6,588,929
Shares redeemed
Class S	(1,583,751)	$ (17,174,031)	(626,599)	$ (6,785,287)*
Class A	(3,768,618)	(40,977,900)	(5,825,020)	(62,194,223)
Class B	(165,484)	(1,794,701)	(209,955)	(2,230,274)
Class C	(20,962)	(227,938)	(58,087)	(617,848)
		$ (60,174,570)		$ (71,827,632)
Net increase (decrease)
Class S	(8,718)	$ (118,757)	17,038,570	$ 182,786,768*
Class A	19,002	142,914	(2,265,537)	(24,376,830)
Class B	(72,096)	(780,965)	94,748	1,017,217
Class C	50,892	549,640	22,353	240,390
		$ (207,168)		$ 159,667,545

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,747 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On June 15, 2001, the Fund acquired all of the net assets of Scudder New York Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 16,133,458 Class S shares of the Scudder New York Tax Free Fund for 17,166,420 Class S shares of the Fund, outstanding on June 15, 2001. Scudder New York Tax Free Fund's net assets at that date ($184,196,455), including $14,005,351 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $205,865,146. The combined net assets of the Fund immediately following the acquisition were $390,061,601.

H. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $272,326 increase in cost of securities and a corresponding $272,326 decrease in net unrealized appreciation, based on securities held by the Fund on September 1, 2001.

The effect of this change for the six months ended February 28, 2002, was to increase net investment income by $58,384, decrease unrealized appreciation by $13,624, and decrease net realized gains by $44,760. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER
Please address all written correspondence to	For Scudder Class S Shareholders: Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to the following address:

Scudder Investments, Attention: Correspondence - Norwell,

P.O. Box 219669, Kansas City, MO 64121-9669.

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